                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 6, 2004
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                               0-17288            75-2193593
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  (State or Other Jurisdiction            (Commission        (IRS Employer
  of Incorporation)                       File Number)       Identification No.)

5847 San Felipe, Suite 900, Houston, TX                           77057
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events and Required FD Disclosure.
            ---------------------------------------

            On July 6, 2004, Tidel  Technologies,  Inc. (the "Company") issued a press release, set forth as Exhibit 99.1 to this Current Report, announcing that it has reached an agreement in principle to settle the  securities  class action lawsuits that have been  consolidated  under the caption George Lehocky v. Tidel
Technologies,  Inc.,  James T. Rash, Mark K. Levenick,  James L. Britton III and
Jerrell G. Clay; Civ. Act. No. H-01-3741 in the United States District Court for
the  Southern  District  of Texas.  The  settlement  is subject to a  definitive agreement and court approval.  The shareholder class will receive a cash payment of $3 million,  which will be funded by the  Company's  directors  and  officers liability insurance,  and a stock payment of two million shares of the Company's common stock.

            The Company announced it has continued to incur  substantial  losses since the quarter  ended June 30, 2002,  which is the latest period for which it has  filed a Form  10-Q  report.  Accordingly,  the  Company  expects  to report substantial losses for the quarter and the fiscal year ended September 30, 2002, for each of the quarters and for the fiscal year ended  September 30, 2003.  The
Company expects to report  operating  losses for the quarters ended December 31,
2003 and March 31, 2004, however, due to gains from certain non-operating items, the Company expects to report a net income for these periods. Unaudited revenues for the fiscal years ended September 30, 2002 and 2003 were approximately  $19.4 million and $17.8 million, respectively.  These financial results are subject to the performance and completion of the audits for the periods.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)     Exhibits
                    --------

                    Exhibit No.      Exhibits
                    -----------      --------

                    99.1             Press Release of Tidel  Technologies,  Inc.
                                     dated July 6, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TIDEL TECHNOLOGIES, INC.

Dated: July 6, 2004                         By: /s/ James T. Rash
                                                ------------------------
                                                Name:  James T. Rash
                                                Title: Chief Executive Officer
                                                       and President